Electronically Filed
12/9/2019 9:50 AM
Steven D. Grierson
CLERK OF THE COURT

NOTC

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
GRASSROOTS ADVISORY, LLC

EIGHTH JUDICIAL DISTRICT COURT
CLARK COUNTY, NEVADA

In the Matter of NOVAGANT CORP., a Nevada Corporation, (Petition of GrassRoots Advisory, LLC)	CASE NO.: A-19-804454-B DEPT NO.: XXVII

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 6th day of December, 2019, the attached Order Appointing Custodian was entered in the above-captioned case.

Dated this 9TH day of December, 2019.

CHASEY LAW OFFICES

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseylaw.com
Attorney for Petitioner
GRASSROOTS ADVISORY, LLC

CERTIFICATE OF SERVICE

I hereby certify that on the 9th day of December, 2019, I served a true and complete copy of the foregoing ***NOTICE OF ENTRY OF ORDER*** by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Novagant Corp.
c/o Nevada Discount Registered Agent, Inc.
P.O. Box 100
Carson City, NV 89702

Officers and Directors
Nogavant Corp.
15901 Hawthorne Blvd., Suite 230
Lawndale, CA 90260

Action Stock Transfer Corporation
2469 E. Fort Union Blvd., Suite 214
Salt Lake City, UT 84121

Shannon Bernosky

AN EMPLOYEE OF CHASEY LAW OFFICES

Electronically Filed
12/6/2019 1:12 PM
Steven D. Grierson
CLERK OF THE COURT

Steven D. Grierson

ORDR

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
GRASSROOTS ADVISORY, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of NOVAGANT CORP., a Nevada Corporation, (Petition of GrassRoots Advisory, LLC),	CASE NO.: A-19-804454-B DEPT NO.: XXVII **ORDER APPOINTING CUSTODIAN** **[NRS 78.347(1)(B)]**

THE COURT, having considered Petitioner, GRASSROOTS ADVISORY, LLC's Motion for Appointment of Custodian for NOVAGANT CORP., proper notice having been given to the officers and directors of NOVAGANT CORP. pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1. Petitioner GRASSROOTS ADVISORY, LLC is hereby appointed custodian of NOVAGANT CORP.

2. GRASSROOTS ADVISORY, LLC is hereby authorized to take all reasonable and prudent actions on behalf of NOVAGANT CORP. including but not limited to appointing interim officers and directors, negotiating and compromising debt, executing contracts and other agreements,

authorizing and issuing new shares of stock, and authorizing new classes of stock, and initiating litigation in the name of NOVAGANT CORP.

3. GRASSROOTS ADVISORY, LLC shall revive and/or reinstate NOVAGANT CORP. with the Nevada Secretary of State.

4. GRASSROOTS ADVISORY, LLC shall provide reasonable notice to all shareholders of record of a shareholders meeting to be held after this Order is entered, and that the shareholders who attend such meeting, whether in person or by proxy, shall constitute a quorum sufficient for all purposes of the meeting.

5. The record transfer agent for NOVAGANT CORP. is hereby authorized and directed to cooperate with GRASSROOTS ADVISORY, LLC concerning the shareholder list for NOVAGANT CORP.

6. GRASSROOTS ADVISORY, LLC shall file an amendment to the Articles of Incorporation for NOVAGANT CORP. with the Nevada Secretary of State containing the following disclosures and statements:

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning GRASSROOTS ADVISORY, LLC, or its affiliates or subsidiaries.

(b) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that NOVAGANT CORP. comply with Chapter 78 of the Nevada Revised Statutes.

(c) A statement that as Custodian, GRASSROOTS ADVISORY, LLC, is authorized to continue the business of NOVAGANT CORP. for the benefit of the corporation and its shareholders.

(d) A statement that GRASSROOTS ADVISORY, LLC will reinstate NOVAGANT CORP.'s charter to do business in the State of Nevada.

(e) Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

7. GRASSROOTS ADVISORY, LLC, as custodian of NOVAGANT CORP., shall submit a report to this Court of the actions taken by the custodian every 1 month(s) from the date of Notice of Entry of this Order while the custodianship remains active.

IT IS SO ORDERED.

Dated this 4 day of Dec., 2019.

Nancy L Allf
DISTRICT COURT JUDGE

Respectfully Submitted by:

CHASEY LAW OFFICES

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
(702) 233-0393
Attorney for Petitioner
GRASSROOTS ADVISORY, LLC